UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

CHINOOK THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37345	94-3348934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Fairview Avenue North, Suite 900

Seattle, WA

(Address of Principal Executive Offices)

98109

(Zip Code)

(206) 485-7241

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	KDNY	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 24, 2022, Chinook Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with SVB Securities LLC, Cantor Fitzgerald & Co., and William Blair & Company, L.L.C. as the representatives of the several underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell an aggregate of (a) 6,428,572 shares of its common stock (the “Shares”), and (b) pre-funded warrants to purchase 1,071,428 shares of its common stock (the “Pre-Funded Warrants”) to the Underwriters (the “Offering”). The Shares will be sold at the public offering price of $14.00 per share. The Pre-Funded Warrants will be sold at a public offering price of $13.9999 per Pre-Funded Warrant, which represents the per share public offering price for the common stock less a $0.0001 per share exercise price for each such warrant. Pursuant to the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to an additional 1,125,000 shares of its common stock at the same price. The Company estimates that net proceeds from the Offering will be approximately $98.3 million, after deducting underwriting discounts and commissions and estimated Offering expenses, and assuming no exercise of the Underwriters’ option to purchase additional shares.

The Pre-Funded Warrants are exercisable at any time after the date of issuance. A holder of Pre-Funded Warrants may not exercise the warrant if the holder, together with its affiliates, would beneficially own more than 4.99% of the number of shares of common stock outstanding immediately after giving effect to such exercise. A holder of Pre-Funded Warrants may increase or decrease this percentage, but not in excess of 19.99%, by providing at least 61 days’ prior notice to the Company.

The Company intends to use the net proceeds from the Offering to continue its phase 3 ALIGN and phase 2 AFFINITY trials of atrasentan, fund a phase 3 clinical trial of BION-1301, continue development of CHK-336, and prepare for the potential commercial launch of atrasentan. The remainder of the net proceeds, if any, will be used for general corporate purposes.

The Underwriting Agreement contains customary representations, warranties, and agreements by the Company, conditions to closing, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended. The Offering is being made pursuant to the shelf registration statement on Form S-3ASR (File No. 333-265168) that was filed by the Company with the Securities and Exchange Commission (“SEC”) on May 24, 2022 and automatically declared effective upon filing, and a related prospectus supplement.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement. A copy of the Underwriting Agreement is filed with this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference. The form of Pre-Funded Warrant is filed as Exhibit 4.1 to this report and the foregoing description of the terms of the Pre-Funded Warrants is qualified in its entirety by reference to such exhibit.

A copy of the opinion of Fenwick & West LLP, relating to the validity of the Shares in connection with the Offering, is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 8.01. Other Events.

On May 24, 2022, the Company issued a press release, announcing the pricing of the Offering. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement by and among Chinook Therapeutics, Inc. and SVB Securities LLC, Cantor Fitzgerald & Co., and William Blair & Company, L.L.C. as Representatives of the several underwriters, dated May 24, 2022

4.1	Form of Pre-Funded Warrant

5.1	Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (contained in Exhibit 5.1)

99.1	Press Release relating to the pricing of the Offering, dated May 24, 2022

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements relating to the expected net proceeds of the Offering, the anticipated use of proceeds of the Offering, and the timing of the closing of the Offering, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the potential impact of the COVID-19 pandemic and the risks identified in the Company’s filings with the SEC, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, the prospectus supplements related to the Offering, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINOOK THERAPEUTICS, INC.

By:	/s/ Eric H. Bjerkholt
Eric H. Bjerkholt
Chief Financial Officer

Date: May 25, 2022